EXHIBIT 10.3
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                     FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 2, 1998, by and between SIMPSON MANUFACTURING CO., INC, a California corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                   RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of January 15, 1997, as amended from time to time ("Credit Amendment").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 5.4 is hereby deleted in its entirety, and the following substituted therefor:

               "Section 5.4. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity in an aggregate amount at any time in excess of $4,000,000.00, except any of the foregoing in favor of Bank."

     2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

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     3.  Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving notice or the passage of time or both would constitute any such event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                       WELLS FARGO BANK,
SIMPSON MANUFACTURING CO., INC.        NATIONAL ASSOCIATION

By: /s/Steve Lamson                    By: Brian Phillips
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    Steve Lamson                           Brian Phillips
                                           Vice-President

Title: CFO
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By: /s/Thomas J Fitzmyers
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Title: President
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